                                                                   Exhibit 10.11
================================================================================


                               STONERIDGE, INC.
                                as the Borrower


                           THE LENDERS NAMED THEREIN
                                  as Lenders


                           DLJ CAPITAL FUNDING, INC.
                             as Syndication Agent

                              NATIONAL CITY BANK
                    as a Lender, a Letter of Credit Issuer,
               the Administrative Agent and the Collateral Agent

                        PNC BANK, NATIONAL ASSOCIATION
                            as Documentation  Agent



                             _____________________

                                AMENDMENT NO. 4
                                  dated as of
                               January 26, 2001
                                      to
                               CREDIT AGREEMENT
                                  dated as of
                               December 30, 1998

                             _____________________



================================================================================

                      AMENDMENT NO. 4 TO CREDIT AGREEMENT

          THIS AMENDMENT NO. 4 TO CREDIT AGREEMENT, dated as of January 26, 2001 ("this Amendment"), among the following:

               (i) STONERIDGE, INC., an Ohio corporation (herein, together with its successors and assigns, the "Borrower");

               (ii) the Lenders party to the Credit Agreement, as hereinafter defined;

               (iii) DLJ CAPITAL FUNDING, INC., a Delaware corporation, as Syndication Agent;

               (iv) NATIONAL CITY BANK, a national banking association, as a Lender, the Letter of Credit Issuer, the Administrative Agent and the Collateral Agent under the Credit Agreement; and

               (v) PNC BANK, NATIONAL ASSOCIATION, a national banking association, as the Documentation Agent:


          PRELIMINARY STATEMENTS:

          (1) The Borrower, the Lenders named therein, and the Agents entered into the Credit Agreement, dated as of December 30, 1998, as amended by Amendment No. 1 thereto, dated as of January 28, 1999, Amendment No. 2 thereto, dated as of September 7, 1999, and Amendment No. 3 thereto, dated as of May 25, 2000 (as so amended and as the same may from time to time be further amended, restated or otherwise modified, the "Credit Agreement"; with the terms defined therein being used herein as so defined).

          (2) The parties hereto desire to modify certain terms and provisions of the Credit Agreement, all as more fully set forth below.

          NOW, THEREFORE, the parties hereby agree as follows:

          SECTION 1.  AMENDMENTS, ETC.

          1.1. Amended Definitions. Section 1.1 of the Credit Agreement is hereby amended to delete the definitions of "Borrowing Base Termination Date" and "Fixed Charge Coverage Ratio" therefrom and to insert in place thereof the following:

               "Borrowing Base Termination Date" shall mean, if at such time no Default under section 10.1(a) or Event of Default shall have occurred and be continuing, (i) September 30, 2002, or (ii) such earlier date, if any, as of which the Borrower shall have delivered to the Administrative Agent and the Lenders its written undertaking to comply with section 9.8 of this Agreement as if such section 9.8 had been amended so as not to permit the Borrower at any time to have a ratio of its Consolidated Total Debt to Consolidated EBITDA for its Testing Period most recently ended in excess of 2.50 to 1.00 (and effective upon such delivery such section 9.8 of this Agreement shall be deemed to have been so amended). The Administrative Agent shall notify the Borrower and the Lenders of the occurrence of the Borrowing Base Termination Date, specifying the same.

               "Fixed Charge Coverage Ratio" shall mean, for any Testing Period, the ratio of (i) (A) Consolidated EBITDA, minus (B) Consolidated Capital Expenditures, to (ii) the sum of (A) Consolidated Cash Interest Expense, (B) Consolidated Cash Income Tax Expense, and (C) the sum of all payments for dividends, stock repurchases or other retirements, and other purposes described in section 9.6, if any, in each case on a consolidated basis for the Borrower and its Subsidiaries for such Testing Period; provided that, notwithstanding anything to the contrary contained herein, the Borrower's Fixed Charge Coverage Ratio for any Testing Period shall be computed by giving effect to (x) the inclusion of the appropriate financial items for any person or business unit which has been acquired by the Borrower for any portion of such Testing Period prior to the date of acquisition, and (y) the exclusion of the appropriate financial items for any person or business unit which has been disposed of by the Borrower, for the portion of such Testing Period prior to the date of disposition.

          1.2. Pricing Changes. Sections 2.7(g) of the Credit Agreement is hereby amended in its entirety to read as follows:

               (g)  Interest Rate Margins.   As used herein the terms
          "Applicable Prime Rate Margin" and "Applicable Eurodollar Margin" shall mean the applicable rates determined in accordance with the following provisions:

                    (i) for any date prior to January 31, 2001, the Applicable Prime Rate Margin and the Applicable Eurodollar Margin for all Loans shall be determined in accordance with section 2.7(g) of the Credit Agreement as in effect prior to January 31, 2001.

                    (ii)   subject at all times to section 2.7(c) and subpart
          (iv) below, from January 31, 2001 through June 30, 2001, (A) the Applicable Prime Rate Margin for Revolving Loans and Term A Loans shall be 125 basis points per annum and for Term B Loans shall be 225 basis points per annum, and (B) the Applicable Eurodollar Margin for Revolving Loans and Term A Loans shall be 275 basis points per annum and for Term B Loans shall be 375 basis points per annum; provided, however that if, at any time during such period, the Borrower's ratio of Consolidated Total Debt to Consolidated EBITDA, as computed in accordance with section 9.8, shall be greater than 3.50 to 1.00, then
          (A) the Applicable Prime Rate Margin for Revolving Loans and Term A Loans shall be 150 basis points per annum and for Term B Loans shall be 250 basis points per annum, and (B) the Applicable Eurodollar Margin for Revolving Loans and Term A Loans shall be 300 basis points per annum and for Term B Loans shall be 400 basis points per annum.

                    (iii)  subject at all times to section 2.7(c) and subpart
          (iv) below, commencing on and after July 1, 2001, and continuing with each fiscal quarter thereafter, the Applicable Prime Rate Margin and Applicable Eurodollar Margin for all Loans shall be the particular rate per annum determined by the Administrative Agent in accordance with the Pricing Grid Table that appears below, based on the Borrower's ratio of Consolidated Total Debt to Consolidated EBITDA, as computed in accordance with section 9.8 hereof and such Pricing Grid Table, and the following provisions:

                           (A) Changes in the Applicable Prime Rate Margin or Applicable Eurodollar Margin based upon changes in such ratio shall become effective on the first day of the month following the receipt by the Administrative Agent pursuant to section 8.1(a) or (b) of the financial statements of the Borrower, accompanied by the certificate and calculations referred to in section 8.1(c), demonstrating the computation of such ratio, based upon the ratio in effect at the end of the applicable period covered (in whole or in part) by such financial statements;

                           (B) Notwithstanding the above provisions, but subject section 2.7(c), during any period when the Borrower has failed to timely deliver its consolidated financial statements referred to in section 8.1(a) or (b), accompanied by the certificate and calculations referred to in section 8.1(c), a Default under section 10.1(a) has occurred and is continuing, or an Event of Default has occurred and is continuing, the Applicable Prime Rate Margin and the Applicable Eurodollar Margin shall be the highest rate per annum indicated therefor in the Pricing Grid Table, regardless of the Borrower's ratio of Consolidated Total Debt to Consolidated EBITDA at such time; and

                           (C) Any change in the Applicable Prime Rate Margin or Applicable Eurodollar Margin shall be determined by the Administrative Agent in accordance with the above provisions and the Administrative Agent shall promptly provide notice of such determinations to the Borrower and the Lenders. Any such determination by the Administrative Agent pursuant to this section 2.7(g) shall be conclusive and binding absent manifest error.

                    (iv) notwithstanding anything in this section 2.7 or elsewhere in the Credit Agreement to the contrary, if, at any time, the rating accorded to the Borrower's senior secured debt (A) by Moody's shall be less than Ba3, or (B) by S&P shall be less than BB-, then effective immediately on the date of a change to any such rating, and thereafter, the Applicable Prime Rate Margin and the Applicable Eurodollar Margin for all Loans, as determined in accordance with this section 2.7(g), shall be increased by 25 basis points.

                              PRICING GRID TABLE
                          (Expressed in Basis Points)

--------------------------------------------------------------------------------------------------------------
                            Applicable
Ratio of                    Prime Rate         Applicable
Consolidated Total          Margin for         Eurodollar          Applicable      Applicable
Debt to                     Revolving          Margin for          Prime Rate      Eurodollar     Applicable
Consolidated                Loans and Term     Revolving Loans     Margin for      Margin for     Commitment
EBITDA                      A Loans            and Term A Loans    Term B Loans    Term B Loans   Fee Rate
--------------------------------------------------------------------------------------------------------------

Greater than 3.50 to 1.00      150.00              300.00              250.00          400.00       50.00
--------------------------------------------------------------------------------------------------------------
Greater than 3.00 to           125.00              275.00              225.00          375.00       50.00
 1.00 but less than or
 equal to 3.50 to 1.00
--------------------------------------------------------------------------------------------------------------
Greater than 2.50 to           100.00              250.00              225.00          375.00       50.00
 1.00 but less than or
 equal to 3.00 to 1.00
--------------------------------------------------------------------------------------------------------------
Greater than 2.00 to            62.50              212.50              225.00          375.00       50.00
 1.00 but less than or
 equal to 2.50 to 1.00
--------------------------------------------------------------------------------------------------------------
Less than or equal to           25.00              175.00              225.00          375.00       50.00
 2.00 to 1.00
--------------------------------------------------------------------------------------------------------------


     1.3.  Amendment to Certain Financial Covenants. Sections 9.8, 9.9, 9.10 and
9.11 of the Credit Agreement are hereby amended such that, for any date prior to December 31, 2000, the Borrower shall be required to comply with such Sections as in effect prior to the Amendment Effective Date, and, on December 31, 2000 and thereafter, such sections shall be amended in their entirety to read as follows:

           9.8. Consolidated Total Debt/Consolidated EBITDA Ratio. The Borrower shall not at any time permit the ratio of Consolidated Total Debt at the end of any Testing Period to Consolidated EBITDA for such Testing Period to exceed the ratio specified below:

             -----------------------------------------------
               Testing Period                 Ratio
             -----------------------------------------------
               December 31, 2000              3.25 to 1.00
             -----------------------------------------------
               March 31, 2001                 4.00 to 1.00
             -----------------------------------------------
               June 30, 2001                  4.15 to 1.00
             -----------------------------------------------

          -------------------------------------------------------------
            Testing Period                                  Ratio
          -------------------------------------------------------------
            September 30, 2001                           4.00 to 1.00
          -------------------------------------------------------------
            December 31, 2001                            3.50 to 1.00
          -------------------------------------------------------------
            March 31, 2002                               3.25 to 1.00
          -------------------------------------------------------------
            June 30, 2002                                2.75 to 1.00
          -------------------------------------------------------------
            September 30, 2002 and thereafter            2.50 to 1.00
          -------------------------------------------------------------

          9.9. Interest Coverage Ratio. The Borrower shall not permit at any time its Interest Coverage Ratio for any Testing Period to be less than the ratio specified below:

          --------------------------------------------------------------
           Testing Period                                  Ratio
          --------------------------------------------------------------
           December 31, 2000                            3.50 to 1.00
          --------------------------------------------------------------
           March 31, 2001                               2.90 to 1.00
           -------------------------------------------------------------
           June 30, 2001                                2.60 to 1.00
          --------------------------------------------------------------
           September 30, 2001                           2.60 to 1.00
          --------------------------------------------------------------
           December 31, 2001                            2.75 to 1.00
          --------------------------------------------------------------
           March 31, 2002                               3.00 to 1.00
          --------------------------------------------------------------
           June 30, 2002                                3.25 to 1.00
          --------------------------------------------------------------
           September 30, 2002 and thereafter            3.50 to 1.00
          --------------------------------------------------------------

          9.10. Fixed Charge Coverage Ratio. The Borrower shall not at any time permit its Fixed Charge Coverage Ratio for any Testing Period to be less than the ratio specified below:

          --------------------------------------------------------------
           Testing Period                                  Ratio
          --------------------------------------------------------------
           December 31, 2000                            1.75 to 1.00
          --------------------------------------------------------------
           March  31, 2001                              1.50 to 1.00
          --------------------------------------------------------------
           June 30, 2001                                1.10 to 1.00
          --------------------------------------------------------------
           September 30, 2001                           1.10 to 1.00
          --------------------------------------------------------------
           December 31, 2001                            1.35 to 1.00
          --------------------------------------------------------------
           March 31, 2002 through September 30, 2002    1.50 to 1.00
          --------------------------------------------------------------
           December 31, 2002                            1.75 to 1.00
          --------------------------------------------------------------
           March 31, 2003 and thereafter                2.00 to 1.00
          --------------------------------------------------------------

          9.11. Minimum Consolidated EBITDA. The Borrower shall not permit at any time its Consolidated EBITDA for any Testing Period to be less than the amount specified below, provided that, in the event the Borrower and/or its Subsidiaries complete any Acquisition after the Effective Date (other than the Hi-Stat Acquisition), each of the amounts specified below shall be increased by an amount equal to 85% of the consolidated earnings before interest, income taxes, depreciation and amortization attributable to the business and assets acquired in each such Acquisition for the most recently completed period of four fiscal quarters preceding the date such Acquisition is completed:

         -----------------------------------------------------------
          Testing Period                                     Amount
         -----------------------------------------------------------
          December 31, 2000                            $100,000,000
         -----------------------------------------------------------
          March 31, 2001                               $ 85,000,000
         -----------------------------------------------------------
          June 30, 2001 and September 30, 2001         $ 80,000,000
         -----------------------------------------------------------
          December 31, 2001                            $ 87,500,000
         -----------------------------------------------------------
          March 31, 2002                               $100,000,000
         -----------------------------------------------------------
          June 30, 2002                                $110,000,000
         -----------------------------------------------------------
          September 30, 2002                           $120,000,000
         -----------------------------------------------------------
          December 31, 2002 and March 31, 2003         $130,000,000
         -----------------------------------------------------------
          June 30, 2003 through September 30, 2004     $140,000,000
         -----------------------------------------------------------
          December 31, 2004 and thereafter             $150,000,000
         -----------------------------------------------------------

     At the time that the Borrower and/or its Subsidiaries complete an Acquisition requiring an adjustment to the foregoing amounts, the Borrower shall deliver to the Administrative Agent and the Lenders a certificate of its chief financial or accounting officer or another Authorized Officer, reasonably satisfactory in form and substance to the Administrative Agent, as to the amounts of such adjustments, and setting forth the calculations and other financial information (including copies of financial statements of the business acquired in the Acquisition) used in determining such adjustments.

     1.4. Amendment to Section 9.12. The Capital Expenditure limitation set forth in Section 9.12 of the Credit Agreement for the fiscal year ended December 31, 2001 is hereby amended to delete the amount "$30,000,000" and to insert in place thereof the amount "$33,500,000"; provided, however, that any amount of Consolidated Capital Expenditures not utilized for the fiscal year ended December 31, 2000 shall not be permitted to be carried over to the fiscal year ended December 31, 2001.

     SECTION 2. REPRESENTATIONS AND WARRANTIES.

     The Borrower represents and warrants as follows:

     2.1. Authorization and Validity of Amendment, etc. This Amendment has been duly authorized by all necessary corporate action on the part of the Borrower, has been duly executed and delivered by a duly authorized officer of the Borrower, and constitutes the valid and binding agreement of the Borrower, enforceable against the Borrower in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

     2.2.  Representations and Warranties.   The representations and warranties
of the Credit Parties contained in the Credit Agreement or in the other Credit Documents are true and correct in all material respects on and as of the

Amendment Effective Date as though made on and as of the Amendment Effective Date, except to the extent that such representations and warranties expressly relate to an earlier specified date, in which case such representations and warranties are hereby reaffirmed as true and correct in all material respects as of the date when made.

     2.3. No Event of Default. No Default or Event of Default exists or hereafter shall begin to exist.

     2.4. Compliance. The Borrower is in compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby, and the other Credit Documents to which it is a party; without limitation of the foregoing, each Subsidiary of the Borrower that, as of the date hereof, is required to be a Subsidiary Guarantor, has, on or prior to the Amendment Effective Date, become a Subsidiary Guarantor under the Subsidiary Guaranty.

     2.5. Financial Statements, etc. The Borrower has furnished to the Lenders and the Administrative Agent complete and correct copies of:

               (a) the audited consolidated balance sheets of the Borrower and its consolidated Subsidiaries as of December 31, 1998, and December 31, 1999, and the related audited consolidated statements of income, stockholders' equity, and cash flows for the fiscal years then ended, accompanied by the unqualified report thereon of the Borrower's independent accountants; and

               (b) the unaudited condensed consolidated balance sheets of the Borrower and its consolidated Subsidiaries as of September 30, 2000, and the related unaudited condensed consolidated statements of income and of cash flows of the Borrower and its consolidated Subsidiaries for the fiscal quarter or quarters then ended, as contained in the Form 10-Q Quarterly Report of the Borrower filed with the SEC.

All such financial statements have been prepared in accordance with GAAP, consistently applied (except as stated therein), and fairly present, in all material respects, the financial position of the Borrower and its consolidated Subsidiaries as of the respective dates indicated and the consolidated results of their operations and cash flows for the respective periods indicated, subject in the case of any such financial statements which are unaudited, to the absence of footnotes and to normal audit adjustments none of which shall involve a Material Adverse Effect.

     2.6. No Claims, etc. The Borrower is not aware of any claim or offset against, or defense or counterclaim to, any of its obligations or liabilities under the Credit Agreement or any other Credit Document.

     SECTION 3. RATIFICATIONS.

     Except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect.


     SECTION 4.  BINDING EFFECT.

     This Amendment shall become effective on January 26, 2001 (the "Amendment Effective Date"), subject to the satisfaction of the following conditions on or before such date:

          (a) this Amendment shall have been executed by the Borrower and the Administrative Agent, and counterparts hereof as so executed shall have been delivered to the Administrative Agent;

          (b) the Acknowledgment and Consent appended hereto shall have been executed by the Credit Parties named therein, and counterparts thereof as so executed shall have been delivered to the Administrative Agent; and

          (c) the Administrative Agent shall have been notified by the Required Lenders that such Lenders have consented to the changes in the Credit Agreement effected by this Amendment (which notification may be by facsimile or other written confirmation of such consent);

and thereafter this Amendment shall be binding upon and inure to the benefit of the Borrower, the Agents, and each Lender and their respective permitted successors and assigns. After this Amendment becomes effective, the Administrative Agent shall promptly furnish a copy of this Amendment to each Lender and the Borrower.

     SECTION 5. MISCELLANEOUS.

     5.1. Survival of Representations and Warranties. All representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment, and no investigation by the Administrative Agent or any Lender or any subsequent Loan or other Credit Event shall affect the representations and warranties or the right of the Administrative Agent or any Lender to rely upon them.

     5.2. Reference to Credit Agreement. The Credit Agreement and any and all other agreements, instruments or documentation now or hereafter executed and delivered pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference therein to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

     5.3. Expenses. As provided in the Credit Agreement, but without limiting any terms or provisions thereof, the Borrower shall pay on demand all reasonable costs and expenses incurred by the Agents in connection with the preparation, negotiation, and execution of this Amendment, including without limitation the reasonable costs and fees of the special legal counsel of Agents, regardless of whether this Amendment becomes effective in accordance with the terms hereof, and all reasonable costs and expenses incurred by any Agent or Lender in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby.

     5.4. Severability. Any term or provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the term or provision so held to be invalid or unenforceable.

     5.5. Applicable Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Ohio without regard to conflicts of laws provisions.

     5.6. Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     5.7. Entire Agreement. This Amendment is specifically limited to the matters expressly set forth herein. This Amendment and all other instruments, agreements and documentation executed and delivered in connection with this Amendment embody the final, entire agreement among the parties hereto with respect to the subject matter hereof and supersede any and all prior commitments, agreements, representations and understandings, whether written or oral, relating to the matters covered by this Amendment, and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto. There are no oral agreements among the parties hereto relating to the subject matter hereof or any other subject matter relating to the Credit Agreement. Except as set forth herein, the Credit Agreement shall remain in full force and effect and be unaffected hereby.

     5.8. Waiver of Claims. The Borrower, by signing below, hereby waives and releases each Agent and each of the Lenders and their respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims of which Borrower is aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

     5.9. Counterparts. This Amendment may be executed by the parties hereto separately in one or more counterparts and by facsimile signature, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

                 [Remainder of page intentionally left blank.]

          5.10.  Jury Trial Waiver.   EACH OF THE PARTIES TO THIS AMENDMENT
HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY HERETO HEREBY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

          IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.

NATIONAL CITY BANK,
   as a Lender, the letter of Credit Issuer, the Administrative Agent and the Collateral Agent

By:  /s/ David A. Buans
   ---------------------------------
    David A. Buans
    Managing Director


STONERIDGE, INC.

By:  /s/ Kevin P. Bagby
   ---------------------------------
    Kevin P. Bagby
    Vice President-Finance
      & Chief Financial Officer


PNC BANK, NATIONAL ASSOCIATION,
   as a Lender and as Documentation Agent

By: /s/ Joseph G. Moran
   ---------------------------------
    Title: Vice President


DLJ CAPITAL FUNDING, INC.,
   as Syndication Agent

By:  /s/ Dana Klein
   ---------------------------------
    Title:  Director



ABN AMRO BANK N. V.

By:  /s/ John M. Ellenwood
   ---------------------------------
    Title: Group Vice President

And:  /s/ David G. Sagers
    --------------------------------
    Title: Group Vice PResident


THE BANK OF NOVA SCOTIA

By:  /s/ M. D. Smith
   ---------------------------------
    Title: Agent Operations


MELLON BANK, N. A.

By:  /s/ John Joseph Ligday
   ---------------------------------
    Title: Vice President


COMERICA BANK

By:  /s/ Nicholas Mester
   ---------------------------------
    Title: Assistant Vice President



BANK ONE, MICHIGAN
 (formerly NBD Bank)

By:  /s/ Paul E. Flynn
   ---------------------------------
    Title: First Vice President

FIRSTAR BANK, NATIONAL ASSOCIATION
 (formerly Star Bank, National Association)

By:  /s/ W. Gregory Schmid
   ---------------------------------
    Title: Vice President



HARRIS TRUST AND SAVINGS BANK

By:  /s/ Thad D. Rasche
   ---------------------------------
    Title: Vice President


FLEET NATIONAL BANK (formerly
 BankBoston, N.A.)

By:_________________________________
    Title:


FIRSTAR BANK, NATIONAL ASSOCIATION
 ( formerly Mercantile Bank NA)

By: /s/ W. Gregory Schmid
   ---------------------------------
    Title:  Vice President


SUNTRUST BANK

By:  /s/ William C. Humphries
   ---------------------------------
    Title: Director


GENERAL ELECTRIC CAPITAL CORPORATION

By:  /s/ William S. Richardson
   ---------------------------------
    Title: Duly Authorized Signatory


BANK AUSTRIA CREDITANSTALT CORPORATE
FINANCE, INC


By:  /s/ David M. Harnish
   ---------------------------------
    Title: Senior Vice President

and:  /s/ Francesco Ossino
    --------------------------------
    Title: Vice President


SUMMIT BANK

By:  /s/ Punam Gambhir
   ---------------------------------
    Title:  Assistant Vice President



AMMC CDO II, LIMITED
By:  American Money Management Corp.,
     as Collateral Manager

By: /s/ David P. Meyer
   ---------------------------------
    Title: Vice President


AMMC CDO I, LIMITED
By:  American Money Management Corp.,
     as Collateral Manager

By:  /s/ David P. Meyer
   ---------------------------------
    Title: Vice President


AG CAPITAL FUNDING PARTNERS, L.P.
By:  Angelo, Gordon & Company, LP,
     as Investment Advisor

By:  /s/ John W. Fraser
   ---------------------------------
    Title: Managing Director


ARCHIMEDES FUNDING II LTD.

By: /s/ Greg Lasuda
   ---------------------------------
    Title: Vice President


ATHENA CDO LIMITED

By:  /s/ Mohan V. Phansalker
   ---------------------------------
    Title: Senior Vice President


BLACK DIAMOND CLO 1998-1 LTD.

By:  /s/ John H. Cullinane
   ---------------------------------
    Title: Director


BLACK DIAMOND CLO 2000-1 LTD.

By:  /s/ David Dyer
   ---------------------------------
    Title: Director


CAPTIVA IV FINANCE LTD.

By:  /s/ David Dyer
   ---------------------------------
    Title: Director

EATON  VANCE SENIOR INCOME TRUST

By:_________________________________
    Title:


FIRST DOMINION FUNDING II
By:  Credit Suisse Asset Management, LLC,
     as collateral manager

By:  /s/ David Lerner
   ---------------------------------
    Title: Authorized Signatory


FLEET NATIONAL BANK

By:_________________________________
    Title:


FREMONT INVESTMENT & LOAN

By:  /s/ Kannika Viravan
   ---------------------------------
    Title: Vice President


GALAXY CLO 1999-1
By:  SAI Investment Adviser, Inc. its Collateral
     Manager

By:  /s/ Kevin Buckle
   ---------------------------------
    Title: Authorized Agent


KZH ING 2 LLC

By: /s/ Kimberly Rowe
   ---------------------------------
    Title: Authorized Agent


KZH ING 3 LLC

By:  /s/ Kimberly Rowe
   ---------------------------------
    Title: Authorized Agent


KZH LANGDALE LLC

By:  /s/ Kimberly Rowe
   ---------------------------------
    Title: Authorized Agent


KZH SOLEIL LLC

By:  /s/ Kimberly Rowe
   ---------------------------------
  Title: Authorized Agent


KZH SOLEIL-2 LLC

By:  /s/ Kimberly Rowe
   ---------------------------------
  Title:  Authorized Agent


KZH-RIVERSIDE LLC

By: /s/ Kimberly Rowe
   ---------------------------------
    Title: Authorized Agent


MASS MUTUAL LIFE INSURANCE

By:  /s/ Steven J. Katz
   ---------------------------------
    Title:  Second Vice President and
         Associate General Counsel


ML CLO ZII PILGRIM AMERICA

By:  /s/ Mark F. Haak
   ---------------------------------
    Title: Assistant Vice President


MORGAN STANLEY DEAN WITTER PRIME
INCOME TRUST

By: /s/ Peter Gewirtz
   ---------------------------------
    Title: Vice President


OASIS COLLATERALIZED HIGH INCOME

By:  /s/ Joseph Rotondo
   ---------------------------------
    Title: Authorized Signatory


OSPREY INVESTMENTS PORTFOLIO

By:  /s/ Daniel Slotkin
   ---------------------------------
    Title: Vice President


SENIOR DEBT PORTFOLIO

By:_________________________________
    Title:


SOMERS CDO, LIMITED

By: /s/ Steven J. Katz
   ---------------------------------
    Title: Second Vice President and
           Assistant General Counsel

SRV-HIGHLAND

By:_________________________________
    Title:


STEIN ROE & FARNHAM INCORPORATED,
          as agent for Keyport Life Insurance
          Company.

By: /s/ Brian W. Good
   ---------------------------------
    Title: Senior Vice President


STEIN ROE FLOATING RATE LIMITED LIABILITY COMPANY

By: /s/ Brian W. Good
   ---------------------------------
    Title: Senior Vice President


TEXAS COMMERCE BANK NA


By:_________________________________
    Title:


TORONTO DOMINION (N.Y.), INC.

By:_________________________________
    Title:


TRAVELERS CORPORATE LOAN FUND INC.
By:  Travelers Asset Management International
          Company LLC

By:  /s/ Matthew J. McInerny
   ---------------------------------
    Title: Assistant Investment Officer


THE TRAVELERS INSURANCE COMPANY

By:  /s/ Matthew J. McInerny
   ---------------------------------
    Title: Assistant Investment Officer

COLUMBUS LOAN FUNDING LTD.
By:  Travelers Asset Management
     International Company LLC

By:  /s/ Matthew J. McInerny
   ---------------------------------
    Title: Assistant Investment Officer



VAN KEMPEN CLO I, LIMITED

By:  /s/ Darvin D. Pierce
   ---------------------------------
    Title: Principal


VAN KEMPEN PRIME RATE INCOME

By:  /s/ Darvin D. Pierce
   ---------------------------------
    Title: Principal


AVALON CAPITAL LTD.
By:  INVESCO Senior Secured Management, Inc.
     as Portfolio Advisor

By:  /s/ Joseph Rotondo
   ---------------------------------
  Title:  Authorized Signatory


AVALON CAPITAL LTD 2
By:  INVESCO Senior Secured Management, Inc.
     as Portfolio Advisor

By:  /s/ Joseph Rotondo
   ---------------------------------
  Title: Authorized Signatory


CHARTER VIEW PORTOFOLIO
By:  INVESCO Senior Secured Management, Inc.
     as Portfolio Advisor

By:  /s/ Joseph Rotondo
   ---------------------------------
  Title: Authorized Signatory


ADDISON CDO, LIMITED (Acct 1279)
By:  Pacific Investment Management Company
     LLC as its Investment Advisor

By: /s/ Mohan V. Phansalker
   ---------------------------------
  Title: Senior Vice President


BEDFORD CDO, LIMITED (Acct 1276)
By:  Pacific Investment Management Company
     LLC as its Investment Advisor

By: /s/ Mohan V. Phansalker
   ---------------------------------
  Title: Senior Vice President

CATALINA CDO LTD (Acct 1287)
By:  Pacific Investment Management Company
     LLC as its Investment Advisor

By: /s/ Mohan V. Phansalker
   ---------------------------------
  Title: Senior Vice President


JISSEKIKUN FUNDING, LTD (Acct 1288)
By:  Pacific Investment Management Company
     LLC as its Investment Advisor

By: /s/ Mohan V. Phansalker
   ---------------------------------
  Title: Senior Vice President

                           ACKNOWLEDGMENT AND CONSENT

          For the avoidance of doubt, and without limitation of the intent and effect of sections 4 and 5 of the Subsidiary Guaranty (as such term is defined in the Credit Agreement referred to in the Amendment No. 4 to Credit Agreement (the "Amendment"), to which this Acknowledgment and Consent is appended), each of the undersigned hereby unconditionally and irrevocably (i) acknowledges receipt of a copy of the Credit Agreement and the Amendment, and (ii) consents to all of the terms and provisions of the Credit Agreement as amended by the Amendment.

          Capitalized terms which are used herein without definition shall have the respective meanings ascribed thereto in the Credit Agreement referred to herein. This Acknowledgment and Consent is for the benefit of the Lenders, the Administrative Agent, the Collateral Agent and any Designated Hedge Creditor (as defined in the Subsidiary Guaranty) which may be a third party beneficiary of the Subsidiary Guaranty or any Security Document, in its capacity as such third party beneficiary under any Credit Document, and their respective successors and assigns. No term or provision of this Acknowledgment and Consent may be modified or otherwise changed without the prior written consent of the Administrative Agent, given as provided in the Credit Agreement. This Acknowledgment and Consent shall be binding upon the successors and assigns of each of the undersigned. This Acknowledgment and Consent may be executed by any of the undersigned in separate counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, each of the undersigned has duly executed and delivered this Acknowledgment and Consent as of the date of the Amendment referred to herein.


--------------------------------------------------------------------------------
Stoneridge Control Devices, Inc.          Stoneridge Electronics, Inc.

By: /s/ Kevin P. Bagby                    By: /s/ Kevin P. Bagby
   ----------------------------------        -----------------------------------
Title: Director, Vice President and          Title: Director, Vice President and
Chief  Financial Officer                            Chief Financial Officer
--------------------------------------------------------------------------------